                                                                    EXHIBIT 10.1

                            AMENDMENT NUMBER THREE TO
                            -------------------------
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

          This AMENDMENT NUMBER THREE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 26, 2002, by and
                 ---------
between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on
                                                                 --------
the one hand, and MICROSTRATEGY INCORPORATED, a Delaware corporation ("Parent"),
                                                                       ------
and MICROSTRATEGY SERVICES CORPORATION, a Delaware corporation ("Borrower"), on
                                                                 --------
the other hand, with reference to the following facts:

     A. Foothill, Parent, and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 14, 2001, as amended by that certain Consent and Amendment Number One to Amended and Restated Loan and Security Agreement, entered into as of August 29, 2001, and Amendment Number Two to Amended and Restated Loan and Security Agreement, entered into as of February 28, 2002 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Agreement"), pursuant to
                                                     ---------
          which Foothill has made certain loans and financial accommodations available to Borrower;

     B. Foothill, Parent and Borrower desire to amend the Agreement, as set forth in this Amendment;

     C. Foothill, Parent and Borrower are willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. Unless the context requires otherwise, all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill, Borrower, and Parent hereby agree as follows:

1.   Amendments to the Agreement.
     ---------------------------

          a.   The sentence "`Additional Financing' has the meaning set forth in
Section 6.18." in Section 1.1 of the Agreement and Section 6.18 of the Agreement are hereby deleted in their entirety.

          b. Sections 7.1(j) and 8.16 of the Agreement are hereby deleted in their entirety and replaced with "(j) [Intentionally Deleted]." and "8.16 [Intentionally Deleted].", respectively.

          c. The definition of "Permitted Liens" in Section 1.1 of the Agreement is hereby amended by deleting the phrase ", and (n) Liens securing Indebtedness permitted under clause (j) of Section 7.1; provided that any such Liens securing Indebtedness permitted under Section 7.1(j) are subordinated to any Liens held by Lender" immediately prior to the "." at the end thereof.

          d. Section 2.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

               "(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, Lender agrees to make advances ("Advances") to Borrower in an amount at any one time outstanding not to
       --------
     exceed an amount equal to the lesser of (i) the result of the Maximum Revolver Amount less the Letter of Credit Usage or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, "Borrowing
                                                                       ---------
     Base," as of any date of determination, shall mean the result of:
     ----
                    (x)  the lesser of

                              (i) an amount equal to the Maintenance Advance Rate multiplied by the Dollar amount of Eligible Maintenance Accounts, less the amount, if any, of the Dilution Reserve calculated with respect to the Eligible Maintenance Accounts, and

                              (ii) the Maximum Maintenance Sub-Facility, plus

                    (y)  the lesser of

                              (i) 85% of the Dollar amount of Eligible License Accounts, less the amount, if any, of the Dilution Reserve calculated with respect to the Eligible License Accounts, and

                              (ii) an amount equal to 66 2/3% of Borrower's and
                         Canadian Obligor's Collections with respect to their License Receivables for the immediately preceding 90 day period, minus

                    (z) the aggregate amount of reserves, if any, established by Lender under Section 2.1(b), without any duplication of any
                          --------------
          Dilution Reserve deducted under clause (x)(i) or (y)(i) above."

          e. Section 7.20(a)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

               "(i) Minimum EBITDA. EBITDA of Parent (on a consolidated basis), measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

--------------------------------------------------------------------------------
         Applicable Amount                      Applicable Period
--------------------------------------------------------------------------------
            ($28,650,000)                     For the 3 month period
                                               ending March 31, 2001
--------------------------------------------------------------------------------
            ($37,635,000)                     For the 6 month period
                                                ending June 30, 2001
--------------------------------------------------------------------------------
            ($40,375,000)                     For the 9 month period
                                             ending September 30, 2001
--------------------------------------------------------------------------------
            ($35,360,000)                    For the 12 month period
                                              ending December 31, 2001
--------------------------------------------------------------------------------
            ($12,000,000)                    For the 12 month period
                                               ending March 31, 2002
--------------------------------------------------------------------------------
             ($2,500,000)                    For the 12 month period
                                                ending June 30, 2002
--------------------------------------------------------------------------------
              $4,500,000                      For the 12 month period
                                             ending September 30, 2002
--------------------------------------------------------------------------------
              $1,650,000                      For the 12 month period
                                              ending December 31, 2002
--------------------------------------------------------------------------------
             $11,500,000                      For the 12 month period
                                               ending March 31, 2003
--------------------------------------------------------------------------------
             $15,000,000                      For the 12 month period
                                                ending June 30, 2003
--------------------------------------------------------------------------------
             $19,000,000                      For the 12 month period
                                             ending September 30, 2003
--------------------------------------------------------------------------------
             $20,500,000                      For the 12 month period
                                              ending December 31, 2003
--------------------------------------------------------------------------------
             $21,000,000                      For the 12 month period
                                       ending each fiscal quarter thereafter"
--------------------------------------------------------------------------------

2.   Additional Agreement
     --------------------

          In connection with that certain Amended and Restated Stock Pledge Agreement, dated as of August 29, 2001, by and among Parent, Aventine and Foothill (the "Stock Pledge Agreement"), Parent pledged to Foothill, inter alia,
               ----------------------
(i) 345,446 shares of iBasis, Inc. common stock (certificate number IBAS 0959) and (ii) Future Rights (as such term is defined in the Stock Pledge Agreement) of Parent with respect to iBasis, Inc. including without limitation an additional 109,057 shares of iBasis, Inc. common stock held in Parent's name subject to a certain escrow agreement with iBasis, Inc. (such 454,053 shares and rights, collectively, the "iBasis Stock") as security for prompt payment and
                           ------------
performance of Parent's Secured Obligations (as such term is defined in the Stock Pledge Agreement). In addition, Parent has granted certain liens and security interests to Foothill in the iBasis Stock pursuant to the Agreement. Effective as of the date hereof, Foothill hereby releases and terminates the pledge by Parent of the iBasis Stock pursuant to the Stock Pledge Agreement, the liens and security interests granted to Foothill in the iBasis Stock under or pursuant to the Agreement, and any and all other rights or interests of Foothill to or in the iBasis Stock under any of the Loan Documents or otherwise. In connection with such releases and terminations, Foothill shall return to Parent as soon as reasonably practicable after the date hereof all stock certificates in its possession relating to or evidencing the iBasis Stock, and further agrees to, at Borrower's expense, execute and deliver any and all other documents, instruments, certificates and agreements relating to or evidencing such releases and terminations as may be reasonably requested by Parent or Borrower.

3.   Representations and Warranties.  Each of Borrower and Parent hereby
     ------------------------------
represents and warrants to Foothill that:

          a. the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

          b. this Amendment and the Agreement, as amended by this Amendment, constitute a legal, valid, and binding obligation, enforceable against such party in accordance with their terms; and

          c. this Amendment has been duly executed and delivered by such party.

4.   Conditions  Precedent to Amendment.  The  satisfaction of each of the
     ----------------------------------
following shall constitute conditions precedent to the effectiveness of the Amendments set forth in Section 1 hereof:

          a. Foothill shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed and delivered by an authorized
                   ----------
officer of each Guarantor;

          b. Foothill shall have received, on or prior to April 30, 2002, a certificate executed by the CFO of Parent certifying that the EBITDA of Parent (on a consolidated basis), for the three month period ended March 31, 2002, is not less than ($200,000) (i.e., negative $200,000);

          c. The representations and warranties contained in this Amendment and the Agreement as amended by this Amendment (as qualified by the Exhibits and Schedules attached hereto) shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          d. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

          e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Parent or Foothill;

          f. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel; and

          g. Foothill shall have received a non-refundable amendment fee in the total amount of $5,000.00, which amount Borrower and Parent authorize Foothill to charge to the Loan Account.

5.   Miscellaneous.
     --------------

          a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          c. This Amendment shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Agreement are hereby incorporated herein by this reference mutatis mutandis.

          d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                                        MICROSTRATEGY INCORPORATED,
                                        a Delaware corporation

                                        By:    /s/ ERIC F. BROWN
                                               ----------------------------
                                        Name:  Eric F. Brown
                                        Title: President & CFO

                                        MICROSTRATEGY SERVICES CORPORATION,
                                        a Delaware corporation

                                        By:    /s/ ERIC F. BROWN
                                               ----------------------------
                                        Name:  Eric F. Brown
                                        Title: Vice President & Treasurer

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation

                                        By:    /s/ GREG GENTRY
                                               ---------------------------
                                        Name:  Greg Gentry
                                        Title: Vice President

                                    EXHIBIT A
                                    ---------

                            REAFFIRMATION AND CONSENT
                            -------------------------

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of April 26, 2002 (the "Amendment"). The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment and to the transactions described therein; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty as amended and restated and any other Loan Documents to which it is a party; and
(d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                               MICROSTRATEGY INCORPORATED,
                               a Delaware corporation

                               By: /s/ ERIC F. BROWN
                                   -----------------------------------------
                                   Name:  Eric F. Brown
                                   Title: President & CFO


                               AVENTINE, INCORPORATED,
                               a Delaware corporation

                               By: /s/ WILLIAM J. CHATTERTON, JR.
                                   -----------------------------------------
                                   Name:  William J. Chatterton, Jr.
                                   Title: Chairman & President


                               MicroStrategy Administration Corporation, a Delaware corporation

                               By: /s/ ERIC F. BROWN
                                   -----------------------------------------
                                   Name:  Eric F. Brown
                                   Title: President & Treasurer

                               STRATEGY.COM INCORPORATED,
                               a Delaware corporation

                               By: /s/ ERIC F. BROWN
                                   -----------------------------------------
                                   Name:  Eric F. Brown
                                   Title: Chief Financial Officer,
                                          Vice President, Finance & Treasurer